Exhibit 99.1

Presentation Outline for Enercom's Oilservice Conference in San Francisco -- February 16-17, 2006

Slide 1 - Growing Through Technology The Oilservice Conference IVTM, February 16-17, 2006 James J. Bookout, Vice President and COO Roberto R. Thomae, VP-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James J. Bookout, Vice President and COO, jbookout@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2004, and its Form 10-Q for the quarter ended Sept. 30, 2005. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO: A Profile
Map of South Central United States of America with Maverick and Marfa Basins indicated.
-     Ongoing Maverick Basin Focus
       -   New Marfa Basin project
-     Full-Cycle Exploration Company
       -  Lease / generate prospects / drill / produce
-     Multiple Emerging Resource Plays
-     Company-Owned Pipeline System

Slide 4 TXCO: A Profile

-  880,000 Gross Acres in Leasehold
   -  Maverick Basin -- 656,000 acres (555,000 net)
   -  Marfa Basin -- 140,000 acres (135,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  Sept. 30, 2005, Reserve Make Up
   -  38.4 Bcfe -- 46.4% Proved Developed
   -  73% Oil / 27% Gas
   -  1.3% increase over YE 2004 post EnCana sale
-  2005 Oil and Gas Sales 4.6 Bcfe
       -  52% oil / 48% gas
   -  91-Mile Gas Pipeline System
  -  Founded 1979, Headquarters in San Antonio Since 1984
   -  Nasdaq Capital Market: TXCO

   See appendix for definitions

Slide 5 - TXCO's Maverick Basin Focus Area
Map of South Central United States of America with Maverick Basin indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture (deep rights only indicated) and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data, and indicating the boundary of the Maverick Basin.

TXCO Acreage Block, 656,000-gross acres, 555,000 net acres

Slide 6 - Maverick Basin: Prospect Rich, Growing Potential
Drawing showing the relative positions of the following geologic formations:  Escondido/Olmos, Olmos CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Sligo and Jurassic.
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 7 - Glen Rose:  Three Plays in One, Porosity -- Reefs -- Shoals
-   Technology Increases Glen Rose Productivity
-   Enhanced 3-D seismic Defines Porosity's 'Pods'
-   Horizontal Drilling
-   Underbalanced Drilling, Clear Fluids Avoid Formation Damage
-   Reserves Targeted / Well
      -    Reefs/Shoals -- 2 +/- Bcfe
      -    Porosity -- 75 to 400 MBbls
-    Typical Drilling Costs
      -  Vertical -- $750,000 to $900,000
      -  Horizontal -- $1.0 - 1.25 million

Slide 8 - Glen Rose Porosity Oil Play Picture of seismic data for a portion of the lease with a span of 34 miles indicated.

Slide 9 - Glen Rose Porosity Oil Play
Section of seismic data from prior slide with TXCO wells drilled for 2002 through 2005, wells currently drilling and certain non-TXCO wells, marked.
-   Glen Rose Porosity to Date
      -    43 of 47 completions
      -    1 drilling
      -    24 wells set for 2006

Slide 10 - Re-Binning Porosity Seismic
Re-Binning Diagram -- Increased Spatial Resolution

-   110 Foot Bin -- 2304 Traces / sq mile -- 8 Hours Computing Time - (9 sq mi)
-   55 Foot Bin -- 9216 Traces / sq mile -- 1 1/2 Days Computing Time - (9 sq mi)
-   27.5 Foot Bin -- 36864 Traces / sq mile -- 5 Days Computing Time - (9 sq mi)

Slide 11 - Porosity Seismic -- 110' Bin Picture of seismic data for a portion of the lease with "I. & G.N.R.R.CO A-980" indicated, and showing the location of the Comanche 1-39, 2-39 and 3-39 wells.

Slide 12 - Porosity Seismic -- 55' Bin Picture of seismic data for a portion of the lease with "I. & G.N.R.R.CO A-980" indicated, and showing the location of certain wells.

Slide 13 - Porosity Seismic -- 110' Bin Picture of cross-section of seismic data for a portion of the lease showing the location of certain wells and a vertical well shaft through a low porosity area.

Slide 14 - Porosity Seismic -- 55' Bin
Picture of cross-section of seismic data for a portion of the lease showing the Comanche 2-39 and 4-111H wells, a vertical well shaft through a low porosity area, and a horizontal well bore into the porosity zone.

Slide 15 - Porosity 3-D Seismic Cube Picture of a seismic data cube for a portion of the lease showing a horizontal well into the porosity zone.

Slide 16 - Glen Rose Reef Seismic
Picture of seismic data for a portion of the lease with six formations indicated, and highlighting several Glen Rose Reefs.
-   Advanced 3-D seismic processing helps ID prospective reefs

Slide 17 - Glen Rose Reef Log
Log for TXCO's 1-66 Paloma "E" well indicating the Top and Base of the Reef structure.
-   Perf 5,120' - 5,150', IPF 18,559 MCFPD, Cum 3,234,296 MCFG, 4/1/98 - 1/22/03, 3,234,296 MCF

Slide 18 - Georgetown Seismic
Picture of 2-D seismic data for the Briscoe Saner 1-24.5 with two formations indicated, and showing the well bore.
-   New 3-D seismic processing identifies formation's multiple fractures and faults

Slide 19 - Georgetown Coherency Picture of seismic data for a portion of the Briscoe Saner lease with multiple faults and well locations indicated.

Slide 20 - Georgetown 3-D Seismic Picture of 3-D seismic data for the Briscoe Saner 3-25st with well bore indicated.

Slide 21 - New Marfa Basin Prospect
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     140,000-acre position (135,000 net)
-     100% WI
-     Underexplored basin along Ouachita Overthrust

Slide 22 - New Marfa Basin Prospect
-     Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Geochemical Analysis Confirms:
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Initial Exploration/Development Scheduled to Start in 2nd Half 2006
       -   Seeking 50% partner
       -   Planning expanded CAPEX, 2 wells expected
-     Leading Shale Resource Players Developing Barnett/Woodford in Western Delaware Basin
       -   EnCana, Burlington, EOG, Quicksilver, etc.

Slide 23 - Marfa Basin Seismic
Picture of seismic data for a portion of our Marfa Basin leasehold with the base of Volcanics, Cretaceous, and Ellenberger indicated, showing the Mississippi Limestone and Woodford, and indicating several faults and well bores -- with one marked  "250 Mcf DST/30 hrs".

Slide 24 - Marfa Log Cross Section
Logs for three wells by other oil companies in the Marfa Basin, indicating the Pennsylvanian / Mississippian Shale Wedge, the Mississippian Lime, the Woodford Shale and the Devonian. Also includes an inset mat indicating the location of the portion of the Basin where the logs were made.

Slide 25 - 2006 CAPEX Guidance

Slide contains a pie chart showing budget dollars, number of wells and % for four focus areas and Other, titled "2006 CAPEX -- 57 wells", as follows:
       Glen Rose -- 28 Wells including 24 Porosity wells -- $23.3 million -- 54%; Georgetown --
      10 Wells -- $6.6 million -- 15%; Other -- # of Wells not indicated -- $2.4 million -- no % shown;             Pena Creek San Miguel -- 10 Wells -- $3.0 million -- no % shown; and Pearsall -- 8 wells -- $8.0         million -- 18%..
-     2006 target: $40 million --$50 million
-     40% increase over 2005
-     Largest CAPEX budget in TXCO's history
-     Focus on Glen Rose Porosity oil play

Slide 26 - TXCO's 4-Year Comparative Stock Performance

Chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones by month for 2002 through January 2006. Beginning and ending prices for TXCO labeled as $2.14 and $10.89, respectively. Significant peaks in the TXCO stock performance graph are labeled, as follows:
-      Mid-2002 -- Glen Rose Porosity Oil Discovery
-      Late 2003 -- Jurassic Drilling
-      Late 2004 -- Analyst Coverage
-      September 2005 -- EnCana Sale
TXCO -- The Exploration company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 27 - Why Own TXCO Now?
-     Advanced Technology to Mitigate Risk
       -   3-D seismic, horizontal drilling, geochemical, enhanced drilling / completion
-     Exploration Team with Solid Track Record
       -     Proved basin's multi-play/multi-pay potential after the majors left,
       -     Thousands of locations in current inventory
-     Key Maverick Basin Player:   Multiple Emerging Resource Plays
-     EnCana Partnership -- Accelerating Growth
-     Integrated Infrastructure Intact
-     Recapitalized, Deleveraged Balance Sheet
-     Explosive Potential for Reserve And Production Growth

Slide 28 - Growing Through Technology Visit us on the Web at www.txco.com

Slide 29 - Appendix
-   Acreage Position -- Gross/net mineral acres held under lease or option
-   DST -- Drill stem test, a conventional method for testing a formation for oil and gas.
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe/MMcfe/Bcfe/Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   Pro forma numbers -- For the quarter ended Sept. 30, adjusted for sales of properties to EnCana.
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
-   Total Proved Reserves -- First-half 2005 estimates internally generated with assistance of William Cobb & Associates, Dallas, which reviewed TXCO's Pena Creek waterflood. Third quarter 2005 estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.